UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 3, 2019, EP Energy Corporation (“EP Energy”, and together with EP Energy LLC, collectively, the “Company”), and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code. The Chapter 11 Cases are being jointly administered under the caption “In re: EP Energy Corporation, et al., Ch. 11 Case No. 19-35654.”

On April 24, 2020, EP Energy will file a Form 15 with the SEC to deregister its Class A Common Stock, $0.01 par value per share (“Common Stock”) under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and suspend its reporting obligations under Section 15(d) of the Exchange Act. Upon filing the Form 15, EP Energy’s obligations to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. EP Energy expects that deregistration will become effective 90 days after filing the Form 15. During this 90-day period, EP Energy and certain beneficial owners of EP Energy’s Common Stock will remain subject to the SEC’s proxy rules and beneficial ownership reporting requirements.

Following the filing of the Form 15, shares of Common Stock may continue to be quoted on the OTC Pink Sheets Market for a limited period, contingent on, among other things, market makers’ demonstrating continued interest. However, there is no assurance that trading in the Common Stock will continue on the OTC Pink Sheets Market or any other medium. Following deregistration, EP Energy does not plan to post current information with the OTC or otherwise make it publicly available. Court filings and other information related to the Chapter 11 Cases are available at the website administered by the claims agent, Prime Clerk, at https://cases.primeclerk.com/EPEnergy.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements are subject to risks and uncertainties that could cause results to differ materially from the Company’s expectations, including the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations; the ability of the Company to comply with the terms of that certain Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of November 25, 2019, by and among EP Energy LLC, JPMorgan Chase Bank, N.A. and the lenders under EP Energy LLC’s prepetition reserve based credit facility party thereto as lenders (as may be amended from time to time); the ability of the Company to successfully negotiate a plan of reorganization; the ability of the Company to obtain requisite support for a plan of reorganization from various stakeholders; the ability of the Company to confirm and consummate such plan of reorganization; the uncertainty as to when or whether the effective date of such plan of reorganization will occur; risks related to the expected deregistration of the Common Stock, and the suspension of our Securities and Exchange Commission reporting obligations; the effects of disruption from the Chapter 11 Cases making it more difficult to maintain business and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; the consequences of the acceleration of the Company’s debt obligations; risks related to the trading of the Company’s securities on the OTC Pink Sheets Market; as well as the risk factors set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as updated in the Company’s subsequently filed Quarterly Reports on Form 10-Q. While the Company makes these statements in good faith, neither the Company nor its management can guarantee that anticipated future results will be achieved. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EP ENERGY CORPORATION

Date: April 24, 2020	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary

EP ENERGY LLC

	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary